SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


WORLD INVESTMENT SERIES, INC.
(Name of Registrant as Specified In Its Charter)


Federated Investors, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------




KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated World Utility Fund hereby appoint Karen M. Brownlee, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Class F Shares of Federated World Utility Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 23, 1999, at 5800 Corporate Drive, 3rd Floor, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED WORLD UTILITY FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


     To approve or disapprove a Charter amendment reclassifying all of the Fund's Class F Shares as Class A Shares.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return                  _____________________
this card as soon as possible.                                Date
Mark with an X in the box.                        _____________________
                                                            Signature

                                                        ------------------------
                                                        Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




                           PRELIMINARY PROXY STATEMENT

                          WORLD INVESTMENT SERIES, INC.

                          Federated World Utility Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 23, 1999

      A special meeting of the shareholders of Federated World Utility Fund (the "Fund"), a portfolio of World Investment Series, Inc. (the "Corporation") will be held at 5800 Corporate Drive, 3rd Floor, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time) on February 23, 1999, for the following purposes:

            1. To approve or disapprove a Charter amendment reclassifying all of the Fund's Class F Shares as Class A Shares; and

            2. To transact such other business as may properly come before the meeting or any adjournment thereof.


      The Board of Directors has fixed November 25, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Directors



                                                John W. McGonigle
                                                Secretary

December 9, 1998

     SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

            YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

9

                                PRELIMINARY PROXY


                                 PROXY STATEMENT



                          WORLD INVESTMENT SERIES, INC.

                          Federated World Utility Fund

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on February 23, 1999, at 5800 Corporate Drive, 3rd Floor, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of Shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about December 9, 1998, to shareholders of record at the close of business on November 25, 1998 (the "Record Date"). On the Record Date, the Fund had outstanding _____________________ Class F Shares ("Shares") of common stock.

      The Fund's annual report, which includes audited financial statements for the fiscal year ended November 30, 1997, was previously mailed to shareholders. Requests for the semi-annual report which contains unaudited financial statements for the period ended May 31, 1998 or other information may be made by writing to the Fund's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

        CHARTER AMENDMENT TO RECLASSIFY CLASS F SHARES AS CLASS A SHARES

      At its meeting on August 21, 1998, the Board authorized, approved and declared advisable amending the Corporation's Articles of Incorporation to reflect a reclassification of all Class F Shares as Class A Shares ("Reclassification"). The Articles of Amendment are included as Exhibit A.

Description of Class A Shares and Class F Shares

      Class A Shares are sold without a sales charge to trust departments, investment advisers, insurance companies and certain retirement plans. Retail customers of Class A Shares pay a sales charge computed as follows:
                                          Sales Charge as %
            Amount of Transaction               of Offering Price
            Less than $50,000                  5.50%
            $50,000 but less than $100,000     4.50%
            $100,000 but less than $250,000    3.75%
            $250,000 but less than $500,000    2.50%
            $500,000 but less than $1 million  2.00%
            Over $1 million                    0.00%

      For accounts with assets over $1 million, a contingent deferred sales charge ("CDSC") of .75% of the redemption amount may apply to Class A Shares redeemed up to 24 months after purchases if a financial intermediary received an advance commission on the transaction.

      Class A Shares are not subject to Rule 12b-1 fees, but are subject to a shareholder services fee of .25% of the average daily net assets of Class A Shares.

      Reference is hereby made to the prospectus of Federated World Utility Fund dated January 31, 1998, provided herewith for additional information about Class A Shares.

      Class F Shares are sold without a sales charge to trust departments, investment advisers, and certain persons affiliated with Federated Investors, Inc. Also, no sales charge is imposed on purchases of $1 million or more. Retail customers of Class F Shares pay a sales charge of 1.00% and a CDSC of 1.00% on shares redeemed within four years of their purchase date. (Please see the sections in your Class F Shares prospectus entitled "Investing in the Fund" and "Reducing or Eliminating the Sales Charge.")

      Although Class F Shares are subject to Rule 12b-1 fees of up to .25% of the average daily net assets of Class F Shares, currently, the Fund is not paying or accruing this fee. Class F Shares are also subject to a shareholder services fee of .25% of the average daily net assets of the Class F Shares.

      As a condition to the Reclassification, Class A Shares received by Class F Shareholders will not be subject to a sales charge at the time of the Reclassifiication. Also, all applicable Class F Share CDSC charges will be waived. Any future purchases of Class A Shares will be subject to a sales charge.

      In recommending the amendment to the Corporation's Articles of Incorporation and the resulting Reclassification, the Board considered the cost structure and shareholder base of Class F Shares, and concluded that economies of scale and potentially lower expense ratios could be realized by the Fund with the reclassification of Class F Shares as Class A Shares. There is, however, no assurance that such benefits will be realized.







               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                           INFORMATION ABOUT THE FUND

Quorum and Voting Requirements

      The favorable vote of a majority of all outstanding Class F Shares is required to approve Proposal 1.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Fund is entitled to one vote. Fractional Shares are entitled to proportionate Shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the Shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding Class F Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal. Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Fund

Officers and Directors of the Fund own less than 1% of the Fund's outstanding Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Shares of the Fund:

Class A Shares:

Class F Shares:

      The Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to World Investment Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.



     SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE,
                                                   DATE AND SIGN THE ENCLOSED
                                                   PROXY CARD AND RETURN IT IN
                                                   THE ENCLOSED ENVELOPE, WHICH
                                                   NEEDS NO POSTAGE IF MAILED IN
                                                   THE UNITED STATES.


                                                       By Order of the Directors


                                                               John W. McGonigle
                                                                       Secretary
December 9, 1998

                          WORLD INVESTMENT SERIES, INC.

                          Federated World Utility Fund


                               Investment Adviser
FEDERATED GLOBAL RESEARCH CORP.
175 Water Street
New York, New York 10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779






















Cusip 981487101
Cusip 981487200
G02492-01 (11/98)

                                                                       Exhibit A


                          WORLD INVESTMENT SERIES, INC.

                              ARTICLES OF AMENDMENT

         WORLD INVESTMENT SERIES, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), certifies to the Maryland State Department of Assessments and Taxation that:

         FIRST: The Charter of the Corporation is amended by reclassifying all of the shares of the Corporation's Federated World Utility Fund Class F Shares as Federated World Utility Fund Class A Shares.

         SECOND:  Upon effectiveness of these Articles of Amendment:

                     (a) All of the assets and liabilities attributable to the Corporation's Federated World Utility Fund Class F Shares shall be combined with the assets and liabilities attributable to the Corporation's Federated World Utility Fund Class A Shares, and shall thereupon become and be assets and liabilities attributable to the Federated World Utility Fund Class A Shares;

                     (b) All of the issued and outstanding shares, including fractional shares, of the Corporation's Federated World utility Fund Class F Shares, par value $.001 per share, will be automatically, and without any further act or deed, reclassified as an equal number of full and fractional issued and outstanding shares of the Corporation's Federated World Utility Fund Class A shares, par value $.001 per share.

                     (c) Open accounts on the share records of the Corporation's Federated World Utility Fund Class A Shares shall be established representing the appropriate number of shares of Federated World Utility Fund Class A Shares owned by each former holder of Federated World Utility Fund Class F shares as a result of the reclassification.

         THIRD: This amendment does not increase the authorized capital stock of the Corporation. This amendment reclassifies the 100,000,000 authorized Federated World Utility Fund Class F Shares as 100,000,000 additional Federated World Utility Fund Class A Shares, as a result of which the Corporation will have 200,000,000 Federated World Utility Fund Class A Shares authorized. This amendment does not amend the description of any class of stock as set forth in the Charter.

         FOURTH: Any outstanding stock certificates representing issued and outstanding Federated World Utility Fund Class F Shares immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the same number of Federated World Utility Fund Class A Shares. Stock certificates representing Federated World Utility Fund Class A Shares resulting from the aforesaid reclassification need not be issued until any certificates representing the Federated World Utility Class F Shares so reclassified have been received by the Corporation or its agent duly endorsed for transfer.

     FIFTH: This amendment has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

     SIXTH: These Articles of Amendment shall be effective as of ____ [p.m.], February __, 1999.

         IN WITNESS WHEREOF, WORLD INVESTMENT SERIES, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation and that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Amendment are true in all material respects, and that this statement is made under penalties of perjury.






                          FEDERATED WORLD UTILITY FUND

                                  PLEASE VOTE!

Federated World Utility Fund will hold a special meeting of shareholders on February 23, 1999. It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety.

                                               TIME IS OF THE ESSENCE. . .
    VOTING                                   ONLY TAKES A FEW MINUTES
                                             AND YOUR PARTICIPATION IS
                                             IMPORTANT! BE SURE TO
                                             COMPLETE AND RETURN YOUR
                                             PROXY CARD PROMPTLY TO
                                             AVOID ADDITIONAL EXPENSE
                                             TO THE FUND.

Following is an introduction to the proposal and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Proxy Statement. You have a right to vote on this change.

What is the issue I am being asked to vote on?
To approve a Charter amendment reclassifying all of the Fund's Class F Shares as Class A Shares.

Will the reclassification create tax consequences? No, this is a nontaxable event.

How will the reclassification affect my investment?
    There will not be any changes to the Fund's investment objective and policies.
    No front end sales charges or contingent deferred sales charges will be assessed when the reclassification to Class A Shares occurs. Subsequent purchases of Class A Shares may, however, be subject to a front-end sales charge.

Will I realize an advantage as a Class A shareholder?
As a Class A shareholder, you have access to over 30 other Federated funds with varying investment objectives which offer Class A Shares. You will be able to exchange* into any of them without incurring a sales charge.

How do I vote my shares?
You may simply sign and return the enclosed Proxy Card or vote in person at the special meeting of shareholders. If we do not receive your Proxy Card, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Fund Representative or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

After careful consideration, the Board of Directors has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

-------------------------------------------
*Before exchanging, please read the fund prospectus.